UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2010

United eSystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

2150 N. Highway 190 Covington, Louisiana		70433
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 832-1597

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2010, we executed the Fifth Amendment Agreement dated December 31, 2010 (“Amendment”) amending certain terms of a Loan, Pledge, and Security Agreement (the “Loan Agreement”) and a Promissory Note (the “Note”), as previously amended, with Thermo Credit, LLC, a Colorado limited liability company, pursuant to which we had borrowed $2,128,500 for the purpose of acquiring a portfolio of credit card merchant services accounts from Netcom Data Corp. of NY and American Timeshare Associates, Inc., as previously disclosed in our filings with the SEC.  The Amendment is dated and has an effective date of December 31, 2010.  Immediately prior to entering into the Amendment, the outstanding balance owed to Thermo Credit was approximately $1,010,000.

Pursuant to the Amendment, the Company will make a principal payment on or about the effective date of $510,000 to Thermo Credit to reduce the balance owed, and the Loan Agreement and the Note were modified as follows: (1) the maturity date was extended to December 31, 2013; (2) the outstanding principal amount was reduced to $500,000; (3) the installment payment schedule was modified to include thirty-five monthly payments of principal and interest of $17,578.52 commencing on January 31, 2011 and one final payment of all unpaid principal and interest on December 31, 2013; (4) the interest rate on the outstanding amount was modified  to the greater of the prime rate plus 12.75%, or 16%; and (5) provisions related to the unused commitment fee and monitoring fee contained in Loan Agreement were deleted.  All other terms as set forth in the Loan Agreement and Note, as previously modified and disclosed, remain unchanged.  In connection with the Amendment, the Company is also required to pay a commitment fee of $15,000, to be paid in three equal installments on December 31, 2010, 2011 and 2012, respectively.

Mr. Leon Nowalsky and Mr. Robert J. Sorrentino, who own approximately 10.1% and 22.7%, respectively, of our outstanding common stock as of December 22, 2010, serve on the board of directors of Thermo Credit.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the agreement which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Section 2.  Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this current report which is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Exhibit Title or Description
	10.1	Fifth Amendment to Agreements dated December 31, 2010 to the Loan, Pledge and Security Agreement and Related Promissory Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED eSYSTEMS, INC.

Dated: December 23, 2010	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Executive Officer and Chief Financial Officer

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UNITED eSYSTEMS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Fifth Amendment to Agreements dated December 31, 2010 to the Loan, Pledge and Security Agreement and Related Promissory Note.

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